Employee Benefit Plans	12 Months Ended
Dec. 31, 2018
Retirement Benefits [Abstract]
Employee Benefit Plans
Employee Benefit Plans

Defined Contribution Plan

We maintain a salary deferral 401(k) plan that allows eligible employees to contribute a portion of their base pay up to the IRS prescribed limit. We match a portion of the employee’s contribution. Employee and Company matching contributions vest immediately. We recognized expense related to the matching contribution of $13.6 million, $13.8 million and $13.7 million in 2018, 2017 and 2016, respectively.

Defined Benefit Plan

We have a defined benefit plan to provide certain post-employment benefits to Italian employees following termination from the Company. These employees may choose to participate in an unfunded plan within the Company or transfer their plan balance to independent external funds. These benefits are funded only to the extent paid to external funds. The cost of providing benefits under the plan, for those employees that participate in the unfunded plan within the Company, is determined using the projected unit credit actuarial valuation method. The cost of providing benefits for those employees that choose to transfer their plan to independent external funds are considered as defined contributions and are accrued as the employees render the related service. Net benefit expense was $8.4 million, $8.1 million and $8.8 million in 2018, 2017 and 2016, respectively. The present value of the defined benefit obligation was $11.5 million, $12.3 million and $11.3 million at December 31, 2018, 2017 and 2016, respectively.